UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BLUE OWL TECHNOLOGY INCOME CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BLUE OWL TECHNOLOGY INCOME CORP. 399 PARK AVE, 37TH FLOOR NEW YORK, NY 10022 Your Vote Counts! BLUE OWL TECHNOLOGY INCOME CORP. 2025 Annual Meeting Vote by June 25, 2025 11:59 PM ET V67725-P29714 You invested in BLUE OWL TECHNOLOGY INCOME CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 26, 2025. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast at www.virtualshareholdermeeting.com/OTIC2025. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 12, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and June 26, 2025 10:00 a.m. Eastern Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/OTIC2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. To elect each of Edward D’Alelio and Craig W. Packer to the board of directors of Blue Owl Technology Income Corp. (the “Company”) for three-year terms, each expiring at the 2028 annual meeting of shareholders and until their successors are duly elected and qualified; and Nominees: 1a. Edward D’Alelio For 1b. Craig W. Packer For 2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal For year ending December 31, 2025. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V67726-P29714